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                                                                    Exhibit 99.2


                              Supplement No. 1 to

                 Solicitation Statement Dated October 25, 2000

                                   NVR, INC.

                     Solicitation of Consents to Amendment
                                       of
                            the Indenture Governing
                                      its
                            8% Senior Notes due 2005
                            (CUSIP No. 62944T AB 1)

                           --------------------------

     This Supplement No. 1 amends the Solicitation Statement dated October 25, 2000 (the "Solicitation Statement") of NVR, Inc. (the "Company") by which the Company is soliciting (the "Solicitation") the consent of the Registered Holders of its 8% Senior Notes due 2005 (the "Notes") to the amendment of the indenture dated as of April 14, 1998 between the Company and The Bank of New York, as trustee, pursuant to which the Notes were issued (the "Indenture"). Capitalized terms not defined in this Supplement have the meanings given to them in the Solicitation Statement.

                           --------------------------



            The Solicitation Agent for the Consent Solicitation is:
                           Credit Suisse First Boston

           The date of this Supplement No. 1 is November 10, 2000.
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Expiration Date Extended
------------------------

     The Solicitation Statement is hereby amended to extend the Expiration Date of the Solicitation to, and to amend the term "Expiration Date" as it is used in the Solicitation Statement to mean, 5:00 p.m., New York City time, on November 16, 2000 (as such time may be further extended by the Company).

Consent Payment Increased
-------------------------

     The Solicitation Statement is hereby amended to increase the amount of the Consent Payment to, and to amend the term "Consent Payment" as it is used in the Solicitation Statement to mean, $40 in cash for each $1,000 principal amount of Notes for which a Consent has been accepted as described in the Solicitation Statement. Consent Payments will be made only to Holders on the Record Date who validly consent to the Proposed Amendment prior to the Expiration Date and whose Consents have been accepted by the Company as described in the Solicitation Statement.

"Summary - Certain Tax Considerations" Amended and Replaced in its Entirety
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     The section entitled "Summary - Certain Tax Considerations" in the
Solicitation Statement shall be amended and replaced in its entirety with the following:

"Certain Tax Consequences............ The Company believes that the receipt of the
                                      Consent Payment by a beneficial owner of Notes (a
                                      "Note Holder") will result in a deemed exchange
                                      for federal income tax purposes of the Notes held
                                      by such Note Holder.  Accordingly, the
                                      transaction will be treated as if such Holder had
                                      exchanged its existing Notes (the "Old Notes")
                                      for new Notes (the "New Notes").  It is possible that
                                      the deemed exchange may qualify as a tax-free
                                      recapitalization.  In this case, the Note Holder
                                      would not recognize gain or loss, except with
                                      respect to the receipt of the Consent Payment.
                                      If the deemed exchange does not qualify as a
                                      tax-free recapitalization, such deemed exchange
                                      will be a taxable transaction. In addition,
                                      whether or not the deemed exchange is a tax-free
                                      recapitalization, the New Notes may be deemed to
                                      be issued with original issue discount ("OID").
                                      If so, Note Holders of the New Notes will be
                                      required to include certain amounts in income as
                                      interest for federal income tax purposes before
                                      receiving the cash to which such interest income
                                      is attributable.  The Company believes that there
                                      will be no tax consequences to a Note Holder if

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
                                      such Note Holder does not receive the Consent
                                      Payment.  See "Certain Federal Income Tax
                                      Consequences."  Because the tax consequences to
                                      each Note Holder are dependent on such Note
                                      Holder's personal situation, each Note Holder is
                                      urged to consult his or her tax advisors."

"Certain Considerations" Supplemented
-------------------------------------
     The following paragraph shall be added to the end of the section entitled "Certain Considerations" in the Solicitation Statement:

"Consequences to all Note Holders if any Note Holders do not Receive the Consent Payment

     The Company believes that the receipt of the Consent Payment by a Note Holder will result in a deemed exchange for federal income tax purposes of the Notes held by such Note Holder. In this case, the "New Notes" may be deemed to be issued with OID. See "Certain Federal Income Tax Consequences." If this occurs, all Note Holders who receive the Consent Payment will have "New Notes" deemed to be issued with OID and any Note Holders who do not receive the Consent Payment will continue to hold the existing Notes which were issued without OID. Under these circumstances, the disparate tax characteristics of the Notes would result in the Notes having two different CUSIP numbers which could have an adverse effect on liquidity. However, all of the Notes--existing Notes as well as New Notes--will be treated as a single class of securities with respect to any actions required by the Note Holders of a specified percentage of outstanding Notes under the Indenture, and all of the Notes--existing Notes as well as New Notes--will remain subject to all of the terms of the Indenture."

"Certain Federal Income Tax Consequences" Amended and Replaced in its Entirety
------------------------------------------------------------------------------

     The section entitled "Certain Federal Income Tax Consequences" in the Solicitation Statement shall be amended and replaced in its entirety with the following:

                    "CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a general discussion of certain of the anticipated federal income tax consequences to Note Holders arising from receipt of the Consent Payment by a Note Holder and the adoption of the Proposed Amendment. The tax treatment of a Note Holder might vary depending upon such Note Holder's particular situation, and certain Note Holders, including foreign persons or entities, insurance companies, tax-exempt organizations, financial institutions and dealers in securities, might be subject to special rules not discussed below. In addition, this discussion does not consider the effect of any foreign, state or other tax laws that may be applicable to particular Note Holders. Further, this summary assumes that Note Holders hold their Notes as "capital assets" (generally, property held for investment) within the meaning of
Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code").

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     This summary is based on the Code and applicable Treasury Regulations, rulings, administrative pronouncements and decisions as of the date hereof, all of which are subject to change or different interpretations at any time with possible retroactive effect.

     The federal income tax consequences of the adoption of the Proposed Amendment and the receipt of the Consent Payment by a Note Holder will depend on whether a constructive exchange of Notes for new Notes having modified terms is deemed to have occurred for federal income tax purposes as a result of the adoption of the Proposed Amendment or the receipt of the Consent Payment. Treasury Regulations promulgated under Section 1001 of the Code provide that such a deemed exchange occurs if a "significant modification" in the terms of the debt instrument has occurred, taking into account all relevant facts and circumstances, including the receipt of the Consent Payment.

     Under the governing Treasury Regulations, a "significant modification" of a debt instrument results in a deemed exchange, whereas a "modification" that is not "significant" is not treated as a deemed exchange. Under the Treasury Regulations, a change in the annual yield of a debt instrument, including a change in the yield that occurs as a result of payments made by the issuer and received by the holders as consideration for modification of the debt instrument, such as the Consent Payment, will constitute a significant modification and result in a deemed exchange if the annual yield on the debt instrument is increased by more than the greater of (a) 0.25% or (b) 5% of the annual yield of the unmodified instrument, measured as of the date of the modification.

Certain Federal Income Tax Consequences To Note Holders Who Receive The Consent Payment

     As a result of the receipt of the Consent Payment by a Note Holder, the Company believes that there will be a significant modification of the Notes held by such Note Holder and, accordingly, there will be a deemed exchange of the Notes for federal income tax purposes. While the law is not clear as to whether the deemed exchange involves the exchange of securities for federal income tax purposes, it is possible that the Old Notes and the New Notes may qualify as securities for federal income tax purposes. If the Old Notes and the New Notes are securities, the deemed exchange will constitute a tax-free recapitalization and a Note Holder would not recognize taxable gain or loss, except with respect to the receipt of the Consent Payment. If the Old Notes or the New Notes are not securities, however, a Note Holder would recognize gain or loss on the deemed exchange in an amount equal to the difference between (x) the issue price of the New Notes (generally their fair market value as of the date of the deemed exchange) (plus, as described below, possibly the amount of the Consent Payment) and (y) such Note Holder's adjusted tax basis in the Old Notes.

     Although the matter is not free from doubt, the Company believes that the Consent Payment should be treated for federal income tax purposes as a fee paid to Note Holders to obtain its consent and the Company intends to treat the Consent Payment in this manner. If such treatment is respected, a Note Holder who receives the Consent Payment will recognize ordinary income equal to the amount of the Consent Payment whether or not the deemed exchange qualifies as a tax-free recapitalization. If, in the alternative, the Internal Revenue Service were to treat the Consent Payment as a payment on the Notes, then (i) if the deemed exchange qualifies

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as a tax-free recapitalization, a Note Holder generally would recognize gain in an amount equal to the lesser of (a) the Consent Payment and (b) the excess of the issue price of the New Notes plus the Consent Payment over the Note Holder's adjusted tax basis in the Old Notes and (ii) if the deemed exchange is not a tax-free recapitalization, the Consent Payment would be treated as an additional amount realized with respect to the deemed exchange, which would increase the Note Holder's taxable gain or decrease the Note Holder's taxable loss, as the case may be.

     In deciding whether or not to consent to the Proposed Amendment, Note Holders are urged to consult their tax advisors regarding the tax consequences arising from the Consent Payment.

     Whether the deemed exchange constitute a tax-free recapitalization or a taxable exchange, if the issue price of the New Notes is less than the stated redemption price at maturity of the New Notes by more than a statutorily defined de minimis amount, then the New Notes will be deemed to be issued with OID. The amount of OID on a New Note would equal the excess of the stated redemption price at maturity of a New Note over its issue price. The stated redemption price at maturity of a New Note will equal its principal amount. The statutorily defined de minimis exception will be satisfied and there will not be OID on the New Notes if the difference between the issue price and the stated redemption price at maturity of the New Notes is less than .25% of the stated redemption price at maturity of the New Notes multiplied by the number of complete years to maturity of the New Notes.

     If the New Notes are issued with OID, each Note Holder (whether reporting on the cash or accrual basis of accounting for tax purposes) will be required to include in taxable income for any particular taxable year the daily portion of the OID described in the preceding paragraph that accrues on the New Note for each day during the taxable year on which such Note Holder holds the New Note. Thus, a Note Holder would be required to include OID in income in advance of the receipt of the cash to which such OID is attributable. The daily portion is determined by allocating to each day of an accrual period (generally, the period between interest payments or compounding dates) a pro rata portion of the OID allocable to such accrual period. The amount of OID that will accrue during an accrual period is the product of the "adjusted issue price" of the New Note at the beginning of the accrual period multiplied by the yield to maturity of the New Note less the amount of any qualified stated interest (defined generally as stated interest that is unconditionally payable in cash or other property (other than debt instruments of the Company) at least annually at a single fixed rate) allocable to such accrual period. The "adjusted issue price" of a New Note at the beginning of an accrual period will equal its issue price, increased by the aggregate amount of OID that has accrued on the New Note in all prior accrual periods, and decreased by any payments made during all prior accrual periods of amounts included in the stated redemption price at maturity of the Note.

     If the issue price of the New Notes exceeds the amount payable at maturity, such excess will generally be deductible by a Note Holder as amortizable bond premium over the term of the New Note (taking into account earlier call dates, as appropriate) under a yield to maturity formula if an election by the taxpayer under Section 171 of the Code is in effect or is made. However, under Treasury Regulations, the amount of amortizable bond premium that a U.S. holder may deduct in any accrual period is limited to the amount by which the holder's total interest inclusions on the New Notes in prior accrual periods exceed the total amount treated by

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the holder as a bond premium deduction in prior accrual periods. If any of the excess bond premium is not deductible under Section 171, that amount is carried forward to the next accrual period and is treated as bond premium allocable to that period.

     An election under Section 171 of the Code is revocable only with the consent of the IRS and applies to all debt obligations owned or subsequently acquired by the taxpayer. To the extent the excess of the issue price of the New Note over the amount payable at the maturity date (or earlier redemption date if appropriate) is deducted as amortizable bond premium, the Note Holder's tax basis in the New Note will be reduced.

     Backup withholding at the rate of 31% may apply with respect to the Consent Payment unless the Note Holder (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact or (ii) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A Note Holder who does not provide his correct taxpayer identification number may be subject to penalties imposed by the Internal Revenue Service. Any amount withheld under these rules will be creditable against the Note Holder's federal income tax liability provided the required information is furnished to the Internal Revenue Service in a timely manner.

Certain Federal Income Tax Consequences To Note Holders Who Do Not Receive The Consent Payment

     The Company believes that the adoption of the Proposed Amendment without receipt of the Consent Payment by a Note Holder should not result in a significant modification of the Notes held by such Note Holder because the Proposed Amendment is the alteration of a customary financial covenant and thus should not create a deemed exchange of such Notes for federal income tax purposes. If a Note Holder does not receive a Consent Payment, and the adoption of the Proposed Amendment does not create a deemed exchange of the Notes, this Solicitation and the adoption of the Proposed Amendment would have no tax consequences to such a Note Holder.

     The preceding discussion of certain federal income tax consequences is intended for general information only, and does not constitute tax advice. Each Note Holder should consult his or her own tax adviser as to the federal, state, local and foreign tax consequences to him or her of the receipt of the Consent Payment and the adoption of the Proposed Amendment."

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